SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act

December 31, 2013

Date of Report
(Date of Earliest Event Reported)

Commission File No. 000-54300

RELIABRAND INC.

(Exact name of Company as specified in its charter)

Nevada, USA	75-3260541
(State of Incorporation)	(IRS Employer Identification No.)

720 Evans Court, Suite 103, Kelowna, BC Canada V1X 6G4

(Address of principal executive offices)(Zip Code)

Company's telephone number, including area code: (778) 478-9997

 Item 4.01 Changes in Registrant’s Certifying Accountant.

1.            Previous Independent Registered Public Accounting Firm.

On December 30, 2013, the Board of Directors of Reliabrand Inc. (the “Company”) dismissed its independent registered public accounting firm, Farber Hass Hurley LLP (“Farber Hass”).  None of the reports of Farber Hass on the Company’s financial statements for either of the past two years and the interim period from June 30, 2013, the date of the last audited financial statements, through September 30, 2013, contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except that the Company's audited financial statements contained in its Form 10-K for the period ended June 30, 2013 contained a going concern qualification in the Company's audited financial statements.

During the Company's most recent fiscal years and the subsequent interim period through December 30, 2013, the date of dismissal, there were no disagreements with Farber Hass on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Farber Hass, would have caused it to make reference to the matter in connection with its reports. There were no "reportable events" in connection with its report on the Company’s financial statements.

On December 31, 2013, the Company approved the engagement Martinelli Mick PLLC (“Martinelli Mick”) as its new independent registered public accountants. The Company did not consult Martinelli Mick regarding either: (i) the application of accounting principles to a specified transaction, completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or (ii) any matter that was either the subject of a disagreement or a reportable event in connection with its report on the Company’s financial statements.

The Company provided Farber Hass with a copy of the disclosures made in this Current Report on Form 8-K and requested that Farber Hass furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the Company’s statements herein and, if not, stating the respects in which it does not agree. A copy of the letter furnished by Farber Hass is attached as Exhibit 16.1 hereto.

2.            New Independent Registered Public Accounting Firm.

On December 31, 2013, the Company engaged Martinelli Mick PLLC as its new independent certified public accounting firm to audit the Company’s financial statements for the fiscal year ended June 30, 2014. Prior to such engagement, the Company did not consult such firm regarding either (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s financial statements or (ii) any matter that was either the subject of a disagreement or event identified in response to (a)(1)(iv) of Item 304 of Regulation S-K, or a reportable event as that term is used in Item 304(a)(1)(v) of Item 304 of Regulation S-K.

Item 9.01.      Financial Statements and Exhibits.

(d)     Exhibits.

16.1	Letter from Farber Hass Hurley LLP dated December 31, 2013

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

RELIABRAND INC.

December 31, 2013	By:	/s/ Antal Markus
Antal Markus, CEO